Omnicom Group

THIRD QUARTER 2007 RESULTS

Investor Presentation

October 23, 2007

The following materials have been prepared for use in the October 23, 2007 conference call on Omnicom’s results of operations for the quarter ended September 30, 2007. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,”
“would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2007 vs. 2006 P&L Summary

2007

2006

%

2007

2006

%

Revenue

3,101.4

$

2,774.3

$

11.8%

9,068.1

$

8,160.7

$

11.1%

Operating Profit

350.2

307.4

13.9%

1,127.3

1,009.3

11.7%

% Margin

11.3%

11.1%

12.4%

12.4%

Net Interest Expense

19.3

26.7

59.8

67.4

Profit Before Tax

330.9

280.7

17.9%

1,067.5

941.9

13.3%

% Margin

10.7%

10.1%

11.8%

11.5%

Taxes

112.1

92.9

361.4

315.5

% Tax Rate

33.9%

33.1%

33.9%

33.5%

Profit After Tax

218.8

187.8

16.5%

706.1

626.4

12.7%

Equity in Affiliates

8.0

6.3

25.8

17.5

Minority Interest

(24.6)

(17.0)

(70.0)

(57.1)

Net Income

202.2

$

177.1

$

14.2%

661.9

$

586.8

$

12.8%

Third Quarter

Year to Date

2007 vs. 2006 Earnings Per Share (a)

Earnings per Share:

Basic

Diluted

  Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  0.62

0.62

19.2

324.0

328.2

$0.150

2006

2007

Third Quarter

$  0.52

0.52

338.8
341.9

$0.125

$  2.02

2.00

18.3

327.0

331.8

$0.425

2006

2007

Year to Date

$  1.70

1.69

344.4

347.5

$0.375

%

%

(a)

In connection with our two-for-one stock split distributed on June 25, 2007, which was effected in the form of a 100%
stock dividend, all current and prior period per share amounts and weighted average share amounts have been adjusted in accordance with SFAS No. 128, “Earnings per Share.”

2007 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

$

%

Prior Period Revenue

2,774.3

$

8,160.7

$

Foreign Exchange (FX) Impact (a)

99.1

3.6%

275.1

3.4%

Acquisition Revenue (b)

33.4

1.2%

41.6

0.5%

Organic Revenue (c)

194.6

7.0%

590.7

7.2%

Current Period Revenue

3,101.4

$

11.8%

9,068.1

$

11.1%

Third Quarter

Year to Date

Third Quarter

Year to Date

Advertising

42.9%

PR

10.3%

CRM

36.4%

  Specialty

10.4%

Advertising

41.7%

PR

10.2%

CRM

37.6%

Specialty

10.5%

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

2007 Revenue By Discipline

Pie Chart

$ Mix

% Growth (a)

$ Mix

% Growth (a)

Advertising

1,292.8

12.1%

####

Advertising

3,885.1

11.5%

CRM

1,165.8

14.2%

####

CRM

3,303.5

14.4%

PR

317.8

9.7%

####

PR

933.7

11.7%

Specialty

325.0

4.8%

####

Specialty

945.8

-0.8%

Third Quarter

United
States

53.6%

UK

11.3%

Euro

Markets

20.7%

Other

14.4%

Year to Date

United
States

53.4%

UK

11.4%

Euro

Markets

20.5%

Other

14.7%

6

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

2007 Revenue By Geography

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,654.9

$

114.4

$

United States

4,858.4

$

349.5

$

Organic

92.8

Organic

324.9

Acquisition

21.6

Acquisition

24.6

International

1,446.5

$

212.7

$

International

4,209.7

$

557.9

$

Organic

101.8

Organic

265.8

Acquisition

11.8

Acquisition

17.0

FX

99.1

FX

275.1

$ Mix

% Growth(a)

$ Mix

% Growth(a)

United States

1,654.9

$

7.4%

United States

4,858.4

$

7.8%

Euro Currency Markets

635.5

17.0%

Euro Currency Markets

1,878.5

17.5%

United Kingdom

352.6

14.8%

United Kingdom

1,026.0

15.9%

Other

458.4

19.5%

Other

1,305.2

11.7%

Cash Flow – GAAP Presentation (condensed)

2007

2006

Net Income

661.9

$

586.8

$

  Stock-Based Compensation Expense

53.4

52.7

  Depreciation and Amortization

150.8

137.5

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

70.6

54.2

  Other Changes in Working Capital

(752.6)

(425.9)

  Excess Tax Benefit on Stock Compensation

(15.4)

(15.0)

Net Cash Provided by Operations

168.7

390.3

  Capital Expenditures

(160.8)

(119.5)

  Acquisitions

(317.9)

(208.6)

  Proceeds from Sale of Businesses

-

31.4

  Repayment of LT Notes Receivable

-

13.4

  Other Investing Activities, net

132.3

329.0

Net Cash (Used) Provided by Investing Activities

(346.4)

45.7

  Dividends

(133.7)

(133.1)

  Proceeds from Issuance of Debt

0.8

996.0

  Repayment of Debt

(1.2)

(299.2)

  Stock Repurchases

(846.5)

(1,105.2)

  Share Transactions Under Employee Stock Plans

68.4

189.6

  Excess Tax Benefit on Stock Compensation

15.4

15.0

  Other Financing Activities

(45.1)

(64.5)

Net Cash Used by Financing Activities

(941.9)

(401.4)

Effect of exchange rate changes on cash and cash equivalents

(42.7)

(62.1)

Net Decrease in Cash and Cash Equivalents

(1,162.3)

$

(27.5)

$

    9 Months Ended September 30,

Current Credit Picture

(a)

“Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.
Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)

In June 2006, holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes, including extending the maturity date on such notes.  Holders of
$467.3 million of notes  consented to the amendments, thus creating the Convertible Notes Due 7/1/38.  The remaining holders of the notes put the notes to us for repurchase.

2007

2006

Operating Income (EBIT)

(a)

$

1,601

$

1,435

Net Interest Expense

(a)

$

83.9

$

84.0

EBIT / Net Interest

19.1

x

17.1

x

Net Debt / EBIT

1.5

x

1.5

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

18

$

12

CP Issued Under $2.5B - 5 Year Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

727

Convertible Notes Due 6/15/33

(b)

-

39

Convertible Notes Due 7/1/38

(b)

467

428

10 Year Notes Due 4/15/16

996

995

Other Debt

20

20

Total Debt

$

3,075

$

3,068

Cash and Short Term Investments

635

849

Net Debt

$

2,440

$

2,219

LTM ended September 30,

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

5 Year Revolver (a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

18

18

-

Total Committed Facilities

2,518

18

2,500

Uncommitted Facilities

(b)

674

-

-

(b)

Total Credit Facilities

3,192

$

18

$

2,500

$

Cash and Short Term Investments

635

Total Liquidity Available

3,135

$

   As of September 30, 2007

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

(a)

Includes acquisitions of a majority interest in agencies resulting in their consolidation.

(b)

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

(c)

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

(d)

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

(e)

Includes additional consideration paid for acquisitions completed in prior periods.

New Subsidiary Acquisitions (a)

154

$

Affiliates to Subsidiaries (b)

1

Affiliates (c)

-

Existing Subsidiaries (d)

42

Earn-outs (e)

132

Total Acquisition Expenditures

329

$

9 Months YTD 2007

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
September 30, 2007, assuming that the underlying acquired
agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

12

2007

2008

2009

2010

Thereafter

Total

27

$

130

$

81

$

101

$

35

$

374

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions, Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of these potential future obligations (as of September 30, 2007), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

159

$

83

$

242

$

Affiliated Agencies

38

9

47

Total

197

$

92

$

289

$

Third Quarter Acquisitions

Consultech

Consultech is a healthcare consulting and marketing company
specializing  in market research, strategic planning and
consultancy and marketing communications.

Consultech is based in Beijing, China and is part of the
Diversified Agency Services (DAS) Group.

Third Quarter Acquisitions

Sil Ad

Sil Ad is a full service advertising agency which was founded 16 years ago and currently services many leading Malaysian
companies.  Over the years the agency has built a strong
creative reputation as evidenced by numerous industry
related awards.

Sil Ad is based in Kuala Lumpur, Malaysia and is part of the
TBWA-ISC Malaysia Group.

Third Quarter Acquisitions

Pointer Group

The Pointer Group specializes in retail activation and
promotional marketing.  Its services include trade
marketing, channel marketing, field marketing, events,
point-of-sale, store design, sales promotion and sales
related public relations.

The Pointer Group is located in Helsinki, Finland, and is part of the TBWA\PHS Group.

RTS RIEGER TEAM

BUSINESS-TO-BUSINESS COMMUNICATION
STUTTGART | DÜSSELDORF

Third Quarter Acquisitions

RTS Rieger Team

RTS Rieger Team is a leading full-service agency providing
business to business solutions, including advertising, brand consulting, sales promotion, direct marketing, public
relations and e-business solutions.

The company is part of TBWA Germany and is located in
Stuttgart and Düsseldorf.

Third Quarter Acquisitions

Signature Graphics

Signature Graphics is a leading producer of high quality,
customized vehicle graphic wraps and large format
branding materials and services in North America.  The
company provides a full range of customized vehicle
graphics and marketing and advertising solutions including
design, custom manufacturing, warehousing, installation
and removal for brand conscious clients.

Signature Graphics is part of the DAS Group of Companies
and is located in Porter, Indiana.

18